SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12

                           COLUMBIA FLOATING RATE FUND

                COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND

                      COLUMBIA FLOATING RATE ADVANTAGE FUND

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[_]  Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                           COLUMBIA FLOATING RATE FUND
                COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND
                      COLUMBIA FLOATING RATE ADVANTAGE FUND
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                          SUPPLEMENT TO PROXY STATEMENT

       The following is a correction to the Proxy Statement for the Funds. Under the section entitled VOTING RIGHTS, the table following the first paragraph, is revised in its entirety as follows:


                                                              Shares
        Fund                                                Outstanding
        Columbia Floating Rate Fund                        79,779,837.458
        Columbia Institutional Floating Rate Income Fund    9,138,921.410
        Columbia Floating Rate Advantage Fund              49,657,731.201


761-43/153S-0604                                                 June 21, 2004

                         COLUMBIA FLOATING RATE FUNDS





June 21, 2004



Dear Shareholder:



   A special meeting of shareholders of each of the Columbia Floating Rate Advantage Fund, the Columbia Floating Rate Fund and the Columbia Institutional Floating Rate Income Fund (the "Funds") has been called to be held on July 30, 2004 at 10:00 a.m. (Eastern Time) at One Financial Center in Boston, Massachusetts, for three purposes.



   The first purpose is to vote on a proposed new advisory agreement for each Fund with Highland Capital Management, L.P. On April 15, 2004, the advisory agreement for each Fund was terminated and each Fund entered into an interim advisory agreement with Highland Capital after a determination by the Board of each Fund that it was in the best interest of the Fund's shareholders to do so. Shareholders of each Fund are being asked to approve a new advisory agreement with Highland Capital that will become effective immediately upon approval.



   The second purpose is to elect new trustees/managers to the Board of Trustees/Managers of each Fund.



   The third purpose is to transact any other business that may properly come before the meeting.



   THE BOARD OF TRUSTEES/MANAGERS OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.



   The enclosed Proxy Statement explains the proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the special meeting in person, we urge you in any event to vote your shares at your earliest convenience in order to make sure that you are represented at the meeting.


   YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                         Sincerely,

                         /s/
                         J. Kevin Connaughton
                         President



761-60/082S-0604

                          COLUMBIA FLOATING RATE FUND
               COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND
                     COLUMBIA FLOATING RATE ADVANTAGE FUND
                             One Financial Center
                       Boston, Massachusetts 02111-2621

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JULY 30, 2004


To the Shareholders:

   A special meeting of the shareholders (the "Meeting") of each of Columbia Floating Rate Fund, Columbia Institutional Floating Rate Income Fund and Columbia Floating Rate Advantage Fund will be held on July 30, 2004 at 10:00 a.m., Eastern Time, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve new advisory agreements between Highland Capital Management, L.P. and each of Columbia Floating Rate Limited Liability Company and Columbia Floating Rate Advantage Fund.

      2. To elect new trustees/managers to the Board of Trustees/Managers of each of Columbia Floating Rate Fund, Columbia Institutional Floating Rate Income Fund, Columbia Floating Rate Limited Liability Company and Columbia Floating Rate Advantage Fund.

      3. To transact any other business as may properly come before the Meeting, or any adjournments thereof.

   Shareholders of record at the close of business on June 1, 2004 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                         By the Order of the Trustees/Managers

                         /s/

                         David A. Rozenson, Secretary


Dated: June 21, 2004




 YOUR BOARD OF TRUSTEES/MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR
                               OF THE PROPOSALS.

                          COLUMBIA FLOATING RATE FUND


               COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND


                     COLUMBIA FLOATING RATE ADVANTAGE FUND


                             One Financial Center


                       Boston, Massachusetts 02111-2621






                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JULY 30, 2004



   A special meeting of shareholders (the "Meeting") of each of Columbia Floating Rate Fund (the "Floating Rate Fund"), Columbia Institutional Floating Rate Income Fund (the "Institutional Fund") and Columbia Floating Rate Advantage Fund (the "Advantage Fund" and, together with the Floating Rate Fund, the Institutional Fund and the Floating Rate LLC (as defined herein), each a "Fund" and collectively, the "Funds"), will be held on July 30, 2004 at 10:00 a.m., Eastern Time, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes (each a "Proposal" and collectively, the "Proposals"), each of which is described below:


      1. To approve new advisory agreements between Highland Capital Management, L.P. ("Highland") and each of Columbia Floating Rate Limited Liability Company (the "Floating Rate LLC") and the Advantage Fund.

      2. To elect new trustees/managers to the Board of Trustees/Managers of each of the Floating Rate Fund, the Institutional Fund, the Floating Rate LLC and the Advantage Fund.

      3. To transact any other business as may properly come before the Meeting, or any adjournments thereof.

Solicitation of Proxies


   This solicitation of proxies is being made by the Board of Trustees/Managers (the "Board") of each of the Funds in connection with the sale by Columbia Management Advisors, Inc. ("Columbia") of certain of the assets of its bank loan asset management group to Highland. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 21, 2004. Shareholders of record at the close of business on June 1, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees. In addition to the solicitation of proxies by mail, officers and agents of the Funds and their affiliates may, without additional compensation, solicit proxies by telephone, telegraph, facsimile, or oral communication. Solicitation may also be made by Investor Connect, a division of The Altman Group, a paid proxy solicitation firm. The costs of soliciting the proxies, estimated to be approximately ten thousand U.S. dollars (US$10,000), will be borne by Columbia and Highland pursuant to the terms of the Asset Purchase Agreement (as defined herein), and not by the Funds.

   A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the appropriate Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees/Managers of the Funds that may be presented at the Meeting.


   If you have questions regarding the meeting agenda or the execution of the proxy, call a representative toll-free at 800-870-0252.


Master/Feeder Structure and Voting

   The Floating Rate Fund and the Institutional Fund are "feeder funds" of the Floating Rate LLC, which means that they invest substantially all of their assets in shares of the Floating Rate LLC. The Floating Rate Fund and the Institutional Fund do not have advisory contracts of their own, but shareholders of such Funds are entitled to vote, as a single class, on the advisory contract for the Floating Rate LLC. The Floating Rate Fund and the Institutional Fund have their own trustees, but shareholders of such Funds are entitled to vote, as a single class, on the proposed managers for the Floating Rate LLC. The Floating Rate Fund and the Institutional Fund are the only feeder funds of the Floating Rate LLC. Accordingly, shareholders of the Floating Rate Fund and the Institutional Fund are being asked to vote on the advisory contract and the proposed managers for the Floating Rate LLC.

Shareholder Voting Summary

   The following table summarizes the Proposals and the Funds whose shareholders need to vote with respect thereto. With respect to the Floating Rate LLC, each Proposal may be voted on by shareholders of both the Floating Rate Fund and the Institutional Fund, voting as one aggregate class.


                                                      Columbia      Columbia
                                        Columbia    Institutional Floating Rate
                                        Floating    Floating Rate   Advantage
                                        Rate Fund    Income Fund      Fund
 ------------------------------------------------------------------------------

                 Proposal 1: Approval of New Advisory Contracts
                 ----------------------------------------------
 ------------------------------------------------------------------------------

 New Advisory Contract for Columbia
   Floating Rate Limited Liability
   Company........................... (check mark)  (check mark)
 ------------------------------------------------------------------------------

 New Advisory Contract for Columbia
   Floating Rate Advantage Fund......                             (check mark)
 ------------------------------------------------------------------------------

                   Proposal 2: Election of Trustees/Managers
                   -----------------------------------------
 ------------------------------------------------------------------------------

 Election of Trustees for Columbia
   Floating Rate Fund................ (check mark)
 ------------------------------------------------------------------------------

 Election of Trustees for Columbia
   Institutional Floating Rate Income
   Fund..............................               (check mark)
 ------------------------------------------------------------------------------

 Election of Managers for Columbia
   Floating Rate Limited Liability
   Company........................... (check mark)  (check mark)
 ------------------------------------------------------------------------------

 Election of Trustees for Columbia
   Floating Rate Advantage Fund......                             (check mark)

Voting Rights

   Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the relevant Fund at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Shareholders of each Fund will be entitled to cast one vote on the Proposal and on each other matter that they are entitled to vote upon at the Meeting for each share owned on the Record

Date. Shareholders of each Fund will also be entitled to cast a proportionate fractional vote on the Proposal and on each other matter that they are entitled to vote upon at the Meeting for each fractional share owned on the Record Date. As of the Record Date, each of the Funds have the following numbers of shares outstanding, which in each case equals the number of votes to which the shareholders of such Fund are entitled:


                                                            Shares
        Fund                                              Outstanding
        ----                                             --------------
        Columbia Floating Rate Fund..................... 79,779,837.458
        Columbia Institutional Floating Rate Income Fund  9,138,921.410
        Columbia Floating Rate Advantage Fund........... 49,657,731.201


   Thirty (30) per centum of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum.


   If a quorum for any Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal in which that Fund's shareholders are voting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting as to that Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, that any proxies required to be voted against any Proposal will be voted AGAINST such adjournment.



   The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange might be able to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.


   In determining whether a quorum is present, the tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any Proposal, for purposes other than adjournment, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   Dissenting shareholders have no rights of appraisal or similar rights.

Beneficial Owners

   Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund's voting securities may be deemed a "control person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund. The Trustees/Managers and officers of each Fund, in the aggregate, owned less than one (1) per centum of each Fund's outstanding shares as of the Record Date. The Board of Trustees/Managers of the Funds is aware of no arrangements the operation of which at a subsequent date may result in a change in control of any Fund.

Expenses


   The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing, solicitation, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm will be paid by Columbia and Highland pursuant to the terms of the Asset Purchase Agreement (as defined herein).


Shareholder Reports


   Each Fund will furnish, without charge, a copy of its most recent annual report, and its most recent semiannual report subsequent to such annual report, to its shareholders on request. Requests for a report should be directed to such Fund by mail to One Financial Center, Boston, Massachusetts 02111-2621, by calling 1-800-345-6611 or by visiting www.columbiafunds.com.

                                  PROPOSAL 1
                      TO APPROVE NEW ADVISORY AGREEMENTS

                          COLUMBIA FLOATING RATE FUND
               COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND
                     COLUMBIA FLOATING RATE ADVANTAGE FUND

Background


   On April 9, 2004, Columbia and Highland entered into an agreement (the "Asset Purchase Agreement") to sell certain of the assets of Columbia's bank loan asset management group (the "BLAM Group"), insofar as it relates to the Funds, to Highland (such transaction, the "Sale"). The Sale closed on April 15, 2004 (the "Closing Date"). Upon completion of the Sale, the advisory agreements between Columbia and each of the Floating Rate LLC and the Advantage Fund (the "Prior Advisory Agreements") were terminated, and interim advisory agreements between Highland and each of the Floating Rate LLC and the Advantage Fund (the "Interim Advisory Agreements") took effect. Unless the Interim Advisory Agreements are otherwise terminated, they will continue in effect (a) until new advisory agreements between Highland and each of the Floating Rate LLC and the Advantage Fund are approved by the shareholders of the appropriate Funds (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") or
(b) for 150 days from the Closing Date, whichever is sooner. Accordingly, shareholders of the Advantage Fund are being asked to approve a New Advisory Agreement for the Advantage Fund, and shareholders of the Floating Rate Fund and the Institutional Fund are being asked, as a single class, to approve a New Advisory Agreement for the Floating Rate LLC, each to be effective immediately after such approval.


   At a meeting held on March 29, 2004, the Board of Trustees/Managers, including the Trustees/Managers who are not "interested persons" of the Funds (the "Independent Trustees/Managers"), as such term is defined in the 1940 Act, approved the New Advisory Agreements by an unanimous vote of the Trustees/Managers present, subject to shareholder approval. A description of the New Advisory Agreements is provided below under the caption "The New Advisory Agreements." Such description is only a summary and is qualified in its entirety by reference to the forms of the New Advisory Agreements attached to this Proxy Statement in Appendix B. In addition, a summary of the considerations of the Board of Trustees/Managers with respect to the New Advisory Agreements is provided below under the caption "Trustees'/Managers' Considerations."


   In approving the New Advisory Agreements, the Trustees/Managers took into account that there will be no change in advisory fees paid by the Funds. The Trustees/Managers also considered that the expenses incurred in connection with the Meeting would be split between Columbia and Highland and that no such expenses will be paid by the Funds or their shareholders. Furthermore, based on the representations of Highland regarding its intentions, the Trustees/Managers do not currently anticipate that there will be substantial changes in the investment policies of the Funds.


The New Advisory Agreements


   THE NEW ADVISORY AGREEMENTS WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUNDS. Under the New Advisory Agreements, Highland will, among other things: (i) continuously furnish an investment program for the Advantage Fund and the Floating Rate LLC; (ii) place orders for the purchase and sale of securities for the accounts of the Advantage Fund and the Floating Rate LLC;
(iii) provide for certain facilities and administrative services; (iv) arrange for the provision and maintenance of an insurance bond against larceny and embezzlement by officers and employees of the Advantage Fund and the Floating Rate LLC; and (v) generally manage, supervise and conduct the affairs and business of the Advantage Fund and the Floating Rate LLC. The Advantage Fund and the Floating Rate LLC will be responsible for expenses related to, among other things: (i) fund organization; (ii) shareholder servicing, custodial, depository, accounting, pricing and trustee services; (iii) bookkeeping, accounting and auditing; (iv) brokerage and related costs; (v) taxes; (vi) registration and filing fees; (vii) preparation and printing of certificates relating to the issuance of securities, prospectuses and marketing materials;
(viii) shareholder and Board meetings and the preparation, printing and mailing of proxy statements, reports and other communications to shareholders; (ix) maintenance of books and records; (x) insurance; (xi) legal counsel in connection with matters relating to the Advantage Fund and the Floating Rate LLC; and (xii) interest on borrowings by the Advantage Fund and the Floating Rate LLC. Forms of the New Advisory Agreements are attached to this Proxy Statement in Appendix B, and the description set forth in this Proxy Statement of the New Advisory Agreements is qualified in its entirety by reference to Appendix B.

   Under the New Advisory Agreements, subject to the supervision of the Trustees/Managers of the Funds, Highland will manage the investment of the assets of the Funds in accordance with the Funds' Prospectuses (the "Prospectuses") and Statements of Additional Information, and in compliance with the 1940 Act and the rules, regulations and orders thereunder.



   Under each of the New Advisory Agreements, Highland will be entitled to compensation at the same rates as under the Prior Advisory Agreements. Highland will be entitled to receive from the Advantage Fund a monthly fee, computed and accrued daily, at the annual rate of 0.45% of the average net assets of the Advantage Fund for the first one billion U.S. dollars (US$1,000,000,000), 0.40% of the average net assets of the Advantage Fund for the next one billion U.S. dollars (US$1,000,000,000) and 0.35% of the average net assets of the Advantage Fund that exceed two billion U.S. dollars (US$2,000,000,000). Highland will be entitled to receive from the Floating Rate LLC a monthly fee, computed and accrued daily, at the annual rate of 0.45% of the average net assets of the Floating Rate LLC.



   During the fiscal year ended August 31, 2003, the investment adviser for the Advantage Fund received one million one hundred seventy-eight thousand U.S. dollars (US$1,178,000) from the Advantage Fund in total advisory fees pursuant to its Prior Advisory Agreement, and the investment adviser for the Floating Rate LLC received two million seventy-two thousand U.S. dollars (US$2,072,000) from the Floating Rate LLC in total advisory fees pursuant to its Prior Advisory Agreement.



   The New Advisory Agreements will continue in effect for a period not to exceed two years from their effective dates, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved with respect to each Fund to which they apply at least annually by (i) the Board of Trustees/Managers of such Fund or (ii) the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund; provided, that in either event such continuance also is approved by a majority of the Independent Trustees/Managers of such Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. Each New Advisory Agreement generally provides that it may be terminated at any time, without penalty, by (i) the Board of Trustees/Managers of the Fund to which it applies, (ii) the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund to which it applies or (iii) by Highland, in each case on not more than sixty (60) days' nor less than thirty (30) days' written notice. Each New Advisory Agreement also shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Each New Advisory Agreement may be amended only by a written instrument and only upon approval by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund to which it applies.

   Highland will carry out its duties under the New Advisory Agreements at its own expense. Each Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, fees of the adviser, the administrator, the custodian, accounting services and third-party shareholder servicing agents, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees/Managers of such Fund and extraordinary expenses.


   Like the Prior Advisory Agreements, the New Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to the Funds party to such agreements or to any shareholder of such Funds for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of such Funds.


The Interim Advisory Agreements

   The Interim Advisory Agreements were entered into on April 15, 2004. Shareholder approval of the Interim Advisory Agreements is not required under the 1940 Act. There are no material differences between the provisions of the Interim Advisory Agreements and the provisions of the New Advisory Agreements, except that each Interim Advisory Agreement (i) provides for the commencement of full advisory responsibilities effective immediately after the Closing Date;
(ii) will terminate automatically upon the close of business on the 150th day following the Closing Date; (iii) can be terminated at any time, without the payment of penalty, by either the Board of Trustees/Managers of the Fund to which it applies or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund to which it applies, in either case upon ten (10) days' written notice to Highland; and (iv) provides that any compensation earned under such Interim

Advisory Agreement will be held in an interest-bearing escrow account, with such compensation (including interest earned thereon) to be paid to Highland if holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund to which it applies approve such Fund's New Advisory Agreement by the close of business on the 150th day following the Closing Date. If such Fund's New Advisory Agreement is not approved by holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund, Highland will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (ii) the total amount in the escrow account (plus interest earned thereon). The Trustees/Managers of the Funds approved the Interim Advisory Agreements on March 29, 2004.

Covenants Regarding Certain Legal Requirements Under the 1940 Act


   Highland has made certain covenants regarding compliance with Section 15(f) of the 1940 Act, which provides in pertinent part that the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with certain transactions involving an assignment of an investment advisory agreement as long as two conditions are satisfied. The first condition requires that no "unfair burden" may be imposed on the investment company as a result of such transactions, or as a result of any express or implied terms, conditions or understandings applicable to such transactions. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements were contemplated in the Sale. Highland has agreed with Columbia to use its reasonable best efforts to ensure that neither the Sale nor any terms, conditions or understandings applicable thereto will cause the imposition of an "unfair burden" on the Funds. There will be no increase in rates of fees or other compensation during the applicable two-year period.

   The second condition requires that, during the three-year period immediately following consummation of such transactions, at least seventy-five (75) per centum of the investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor investment adviser. The Board of Trustees/Managers of the Funds currently satisfies, the Nominees (as hereinafter defined), if elected, would satisfy, and Highland has agreed with Columbia to use its reasonable best efforts to ensure continued satisfaction of, such seventy-five (75) per centum requirement.

Information Regarding Highland


   Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Highland specializes in credit and special situation investing, and as of March 31, 2004 managed $7,660,000,000 in leveraged loans, high-yield bonds, structured products and other assets for banks, insurance companies, pension plans, foundations and high-net-worth individuals. Current portfolios include structured investment vehicles, separate accounts and hedge funds. Additionally, Highland manages two closed-end registered investment companies listed on the New York Stock Exchange. Highland's principal office address is 13455 Noel Road, Suite 1300, Dallas, Texas 75240. Highland also maintains an office at 245 Park Avenue, 39th Floor, New York, New York 10167.


   Highland's principal executive officers and general partners and the principal occupation of each are shown below.

               Name            Principal Occupation         Address
               ----            --------------------         -------
       James Dondero........ President and            13455 Noel Road,
                             Managing Partner         Suite 1300
                                                      Dallas, Texas 75240
       Mark Okada........... Chief Investment Officer 13455 Noel Road,
                                                      Suite 1300
                                                      Dallas, Texas 75240
       Todd Travers......... Senior Portfolio Manager 13455 Noel Road,
                                                      Suite 1300
                                                      Dallas, Texas 75240
       Strand Advisors, Inc. General Partner          13455 Noel Road,
                                                      Suite 1300
                                                      Dallas, Texas 75240

   Highland's Parent is shown below, along with its basis of control. For purposes of this Proxy Statement, the term "Parent" has the meaning ascribed to it in Item 22(a)(1)(ix) of Schedule 14A under the Securities Exchange Act of 1934 (the "Exchange Act").

       Highland Parent    Basis of Control Immediate Parent Basis of Control
       ---------------    ---------------- ---------------- ----------------
    Strand Advisors, Inc. General Partner        None             None

   Mr. Dougherty, a Nominee, is a senior portfolio manager for Highland. Highland does not manage any other funds having an investment objective similar to that of the Funds.

Broker Affiliations


   Fleet Securities, Inc. is the parent company of Quick & Reilly, Inc., and both Fleet Securities, Inc. and Quick & Reilly, Inc. were deemed to be Affiliated Brokers of the Funds for the fiscal year ended August 31, 2003 because all of Fleet Securities, Inc., Quick & Reilly, Inc. and Columbia (at that time the investment adviser for the Funds) were indirectly owned by FleetBoston Financial Corporation. No Fund paid commissions to any Affiliated Broker during the fiscal year ended August 31, 2003. For purposes of this proxy statement, "Affiliated Broker" has the meaning ascribed to it in Item 22(a)(1)(ii) of Schedule 14A under the Exchange Act.




Trustees'/Managers' Considerations

   The Board of Trustees/Managers, including a majority of the Independent Trustees/Managers, approved the New Advisory Agreements and their submission for shareholder approval by unanimous vote of the Trustees/Managers present at a meeting on March 29, 2004. The Interim Advisory Agreements became effective immediately after the Closing Date. Only when the New Advisory Agreements are approved by the shareholders will the New Advisory Agreements be in effect and replace the Interim Advisory Agreements.

   If the New Advisory Agreements are not approved by the shareholders, the Trustees/Managers will promptly consider alternatives.

   The Board of Trustees/Managers has been presented with information that it believes demonstrates that the terms of the New Advisory Agreements are fair to, and in the best interests of, the Funds and the shareholders of the Funds. Information was presented at the meeting of the Board of Trustees/Managers on March 29, 2004 with respect to the Sale. Specific details about the information considered by the Board of Trustees/Managers are provided below. The Board of Trustees/Managers expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Sale.


   Information considered by the Board of Trustees/Managers in forming the basis of its recommendation to approve the New Advisory Agreements included, among other things: (1) the fact that the compensation rates to be received by Highland under the New Advisory Agreements is the same as the compensation rates paid under the Prior Advisory Agreements; (2) the experience and resources of Highland, and Highland's performance history; (3) Highland's covenant that it will use its reasonable best efforts to ensure that no "unfair burden" (as defined in the 1940 Act) is imposed on the Funds as a result of the Sale; (4) Highland's covenant that it will use its reasonable best efforts to ensure that seventy-five (75) per centum of the Board of Trustees/Managers of the Funds remain disinterested; and (5) Highland's financial strength and commitment to the investment advisory business generally.


Related Approvals


   Highland has indicated that it may not agree to serve as the investment adviser for any Fund unless the New Advisory Agreements are approved by the shareholders of both the Floating Rate Fund and the Advantage Fund. If the shareholders of either of the Floating Rate Fund or the Advantage Fund do not vote to approve the New Advisory Agreements, then Highland may or may not agree to serve as the investment adviser for any Fund that approves its New Advisory Agreement.


Vote Required and Recommendation

   Approval of the Proposal on behalf of the Advantage Fund requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than fifty (50) per centum of the outstanding shares of such Fund or (ii) sixty-seven (67) per centum or more of the shares of such Fund present at the Meeting if more than fifty (50) per centum of the outstanding shares of such Fund are represented at the Meeting in person or by proxy.

   Approval of the Proposal on behalf of the Floating Rate LLC requires the affirmative vote of a "majority of the outstanding voting securities" of the Floating Rate Fund and the Institutional Fund, voting as a single class, which for this purpose means the affirmative vote of the lesser of (i) more than fifty (50) per centum of the outstanding shares of the Floating Rate Fund and the Institutional Fund, voting as a single class, or (ii) sixty-seven (67) per centum or more of the shares of the Floating Rate Fund and the Institutional Fund present at the Meeting, voting as a single class, if more than fifty (50) per centum of the aggregate of the outstanding shares of such Funds are represented at the Meeting in person or by proxy.


   THE BOARD OF TRUSTEES/MANAGERS OF THE FUNDS, INCLUDING THE INDEPENDENT TRUSTEES/MANAGERS, HAS CONCLUDED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                  PROPOSAL 2
                        TO ELECT NEW TRUSTEES/MANAGERS

                          COLUMBIA FLOATING RATE FUND
               COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND
                     COLUMBIA FLOATING RATE ADVANTAGE FUND

Background

   In connection with the Sale, the Board of Trustees/Managers is proposed to be replaced with new Trustees/Managers who are more familiar with Highland and with the management and operation of other funds advised by Highland. Messrs. Timothy K. Hui, Scott F. Kavanaugh, James F. Leary, Bryan A. Ward and R. Joseph Dougherty (the "Nominees") (each of whom has agreed to serve) have been nominated for election as Trustees/Managers of each of the Funds. With respect to the Advantage Fund, the Nominees are to be elected by the holders of the Class A, Class B, Class C and Class Z shareholders, voting together as a single class. With respect to the Floating Rate Fund, the Nominees are to be elected by the holders of the Class A, Class B, Class C and Class Z shareholders, voting together as a single class. With respect to the Institutional Fund, the Nominees are to be elected by the shareholders. With respect to the Floating Rate LLC, the Nominees are to be elected by the holders of the Class A, Class B, Class C and Class Z shareholders of the Floating Rate Fund and the shareholders of the Institutional Fund, voting together as a single class. The Nominees will serve in accordance with the Declaration of Trust, By-laws and Limited Liability Company Agreement of each Fund, as applicable.

   At a meeting held on May 12, 2004, the Board of Trustees/Managers, including the Independent Trustees/Managers, nominated the Nominees for election by shareholders. If any one or more of the Nominees are elected by the shareholders of any one or more of the Funds, then the terms of all current members of the Board of Trustees/Managers for such Fund(s) will expire. If any Nominee becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

Required Vote

   With respect to the Advantage Fund, the affirmative vote of a plurality of the holders of shares of beneficial interest of the Advantage Fund present at the Meeting in person or by proxy is required for the election of each of the Nominees. With respect to the Floating Rate Fund, the affirmative vote of a plurality of the holders of shares of beneficial interest of the Floating Rate Fund present at the Meeting in person or by proxy is required for the election of each of the Nominees. With respect to the Institutional Fund, the affirmative vote of a plurality of the holders of shares of beneficial interest of the Institutional Fund present at the Meeting in person or by proxy is required for the election of each of the Nominees. With respect to the Floating Rate LLC, the affirmative vote of a plurality of the holders of shares of beneficial interest of the Floating Rate Fund and the Institutional Fund (voting as a single class) present at the Meeting in person or by proxy is required for the election of each of the Nominees. A plurality vote means that the persons receiving the highest number of votes will be elected.

Information Regarding the Nominees and the Officers

   For information regarding the Nominees and the officers of the Funds, see Appendix C to this Proxy Statement.

Ownership of Shares of the Funds by Nominees

   Appendix D to this Proxy Statement provides information, as of the Record Date, regarding the beneficial ownership by the Nominees of equity securities in (a) the Funds, (b) the Funds' "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Schedule 14A under the Exchange Act), (c) an investment adviser or principal underwriter of the Funds and (d) a person (other than a fund) in a control relationship with an investment adviser or principal underwriter of the Funds.

Officer Compensation

   No officer of the Funds receives compensation from any Fund.

Committees of the Board of Trustees/Managers of the Funds

   The Board is responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the Funds' shareholders. The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, a description of each committee's functions and a table setting forth the number of meetings held by the Board and each committee during the fiscal year ended August 31, 2003 appear below.

AUDIT COMMITTEE

   Each Fund has an audit committee (the "Audit Committee") comprised only of Independent Trustees/Managers. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting or related financial management expertise. The current members of the Audit Committee are Ms. Anne-Lee Verville and Messrs. Douglas A. Hacker, Thomas E. Stitzel and Richard L. Woolworth.

   The Audit Committee adopted a written charter on February 10, 2004, which sets forth the Audit Committee's structure, powers, duties and methods of operation. A copy of the written Audit Committee charter is attached as Appendix E to this Proxy Statement.

   The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control systems and the work of the Funds' independent auditors. The Audit Committee also provides an open means of communication between the independent accountant, any internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of:
(a) the integrity of each Fund's financial statements, (b) each Fund's compliance with legal and regulatory requirements, (c) the independent accountant's qualifications and independence, (d) the performance of the investment adviser's internal audit function and (e) the independent accountant. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of the independent accountant (including resolution of financial reporting disagreements between management and such independent accountant) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Funds.

GOVERNANCE COMMITTEE


   Each Fund has a governance committee (the "Governance Committee") that consists of Independent Trustees/Managers and a Trustee/Manager who is an interested person of such Fund. The members of the Governance Committee are Messrs. Richard W. Lowry, Patrick J. Simpson, Thomas C. Theobald and William E. Mayer. Mr. Mayer is deemed to be an interested person of the Funds because of his affiliation with WR Hambrecht + Co. The Governance Committee performs the functions typically performed by nominating and compensation committees. Among other things, the Governance Committee recommends to the Board nominees for Trustees/Managers and nominees for appointment to various committees, performs periodic evaluations of the effectiveness of the Board, reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees'/Managers' duties and responsibilities and reviews and makes recommendations to the Board regarding the compensation of the Independent Trustees/Managers. The Governance Committee has not adopted a written charter. Members of the Governance Committee who are Independent Trustees/Managers consider candidates for Trustees/Managers identified by any reasonable source, including current Independent Trustees/Managers, Fund management, Fund shareholders and other persons or entities.


ADVISORY FEES AND EXPENSES COMMITTEE

   Each Fund has an advisory fees and expenses committee (the "Advisory Fees and Expenses Committee"). The current members of the Advisory Fees and Expenses Committee are Ms. Janet Langford Kelly and Messrs. Mayer, Charles R. Nelson and John J. Neuhauser. The Advisory Fees and Expenses

Committee's functions include reviewing and making recommendations to the Board regarding contracts requiring the approval of a majority of the Independent Trustees/Managers and regarding other contracts that may be referred to it by the Board.

RECORD OF BOARD AND COMMITTEE MEETINGS

   The Board and its committees held the following numbers of meetings during the fiscal year ended August 31, 2003:

                   Board of Trustees/Managers:           6
                   Audit Committee:                      10
                   Governance Committee:                 4
                   Advisory Fees and Expenses Committee: 4

   During the fiscal year ended August 31, 2003, each of the current Trustees/Managers attended more than seventy-five (75) per centum of the meetings of the Board and the committees of which such Trustee/Manager was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee/Manager attendance at annual shareholder meetings.

Audit Committee Report


   At a meeting of the Audit Committee of each Fund on December 9, 2003, the Audit Committee of each of the Funds: (i) reviewed and discussed with management such Fund's audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the Funds' independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 and other applicable professional standards and regulatory requirements. At a meeting of the Audit Committee of each Fund on December 9, 2003, the Audit Committee of each Fund obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence, discussed with PwC any relationships that may effect its objectivity and independence, and based on such statement and discussions, satisfied itself as to the independent accountants' independence. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for each Fund be included in such Fund's Annual Report to shareholders.


   Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as the independent registered public accounting firm for each of the Funds for the fiscal year ending August 31, 2004. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


Audit Committee Pre-Approval of Independent Accountant Services


   The Audit Committee is required to pre-approve the engagement of the Funds' independent accountant to provide audit and non-audit services to each Fund and non-audit services to the Funds' investment adviser or any entity in a control relationship with such investment adviser that provides ongoing services to any of the Funds ("Adviser Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.


   The Funds' Audit Committee has adopted a policy (the "Policy") for the pre-approval of audit and non-audit services provided to each Fund and non-audit services provided to its investment adviser and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of the Funds. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Audit Committee may amend the Policy from time to time and must review and approve the Policy at least annually.

   The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) non-audit Fund-related services to the Funds' adviser and its Adviser Affiliates. The Policy requires the Fund treasurer and/or the director of trustee administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval.

The schedule must provide a description of each type of service that is subject to general pre-approval and, when possible, must provide estimated fees for each instance of provision of each service. The general pre-approval and related fees will cover the fiscal year of the Funds. At least annually, the Audit Committee must review and approve the types of services and review the projected fees for the next year, and may add to or subtract from the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to any individual Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

   When specific pre-approval is required, management must submit a written request to the Audit Committee detailing the proposed engagement and explaining the purpose of using the independent accountant for such engagement. The Audit Committee reviews the request at its next regularly scheduled meeting. In cases when the timing of the management request is critical, the chairperson of the Audit Committee has the authority to approve the request or to call a special meeting of the Audit Committee to consider the request.

Fees Paid to Independent Accountants

   The following table sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements, procedures required by lending organizations and accounting conversions; (iii) tax services consisting primarily of tax compliance, tax advice and tax planning; and (iv) other services.

                                             Audit-Related          All Other
          Fund        Fiscal Year Audit Fees     Fees      Tax Fees   Fees
          ----        ----------- ---------- ------------- -------- ---------
   Floating Rate LLC.    2002      $52,075      $2,000      $1,400     $0
                         2003      $54,570      $4,000      $3,100     $0
   Floating Rate Fund    2002      $ 8,800      $2,000      $1,700     $0
                         2003      $12,710      $4,000      $2,110     $0
   Institutional Fund    2002      $ 7,225      $2,000      $2,000     $0
                         2003      $ 9,060      $4,000      $2,110     $0
   Advantage Fund....    2002      $48,260      $5,000      $1,900     $0
                         2003....  $51,510      $7,000      $2,610     $0

   All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to the Funds in the fiscal years ended August 31, 2002 and August 31, 2003 were pre-approved by the Audit Committee. There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception. The aggregate amount of fees paid for non-audit services billed to the Funds, the Funds' investment adviser and Adviser Affiliates was $95,000 for the fiscal year ended August 31, 2002 and $95,000 for the fiscal year ended August 31, 2003.

   The Audit Committee has determined that the provision of the services described above to the Funds' investment adviser and Adviser Affiliates is compatible with maintaining the independence of PwC.

Trustee/Manager Nomination Process


   The Nominees were reviewed by the entire Board, in lieu of review by the Governance Committee. The Board determined that, given the information available to it regarding the Nominees and the familiarity of the Nominees with other funds advised by Highland, it was in the best interest of the Funds to expedite the nomination process by considering the Nominees as a full Board. All of the Nominees were proposed by Highland. Only one Nominee is an "interested person" (as defined in the 1940 Act) of the Funds.



   The Trustees have adopted a policy relating to the consideration of candidates for Trustees proposed by shareholders. Under that policy as currently in effect, members of the Governance Committee who are Independent Trustees/Managers consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity and substantive knowledge in areas important to the Board's operations, such as a background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees/Managers, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind set. In each case, the members of the Governance Committee who are Independent Trustees/Managers will evaluate whether a candidate is an "interested person" under the 1940 Act. Members of the Governance Committee who are Independent Trustees/Managers also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees and to devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.


   Members of the Governance Committee who are Independent Trustees/Managers initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board are contacted by a member of the Governance Committee who is an Independent Trustee/Manager by telephone to discuss the position. If there appears to be sufficient interest, an in-person meeting with one or more of the members of the Governance Committee who are Independent Trustees/Managers is arranged. If a member of the Governance Committee who is an Independent Trustee/Manager, based on the results of such contacts, believes he or she has identified a viable candidate, he or she airs the matter with the other members of the Governance Committee who are Independent Trustees/Managers for input. Any request by Fund management to meet with the prospective candidate is given appropriate consideration. The Funds do not pay fees to third parties to assist in finding nominees.

   Shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, Massachusetts 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" under the 1940 Act and such other information as may be helpful to the members of the Governance Committee who are Independent Trustees/Managers in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of anticipated vacancies and whether the number of Trustees/Managers of a Fund is expected to be increased. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee does not recruit new Board members. In such case, shareholder recommendations are maintained on file pending the active recruitment of Trustees/Managers.


   The foregoing policy is subject to change at any time by the Trustees/Managers.




Legal Proceedings

   The Board of Trustees/Managers of the Funds is aware of no material pending legal proceedings to which any Nominee is a party adverse to any of the Funds or any affiliated person of any of the Funds. The Board of Trustees/Managers also is aware of no Nominee who has a material interest adverse to any of the Funds or to any affiliated person of any of the Funds. The Board of Trustees/Managers further is aware of no legal proceedings involving any the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

Certain Related Transactions and Management Indebtedness


   There have been no transactions or series of similar transactions, since the beginning of the Funds' last fiscal year, and there are no currently proposed transactions, to which any Fund was or is to be a party, in which the amount involved exceeded $60,000, and in which any officer of any Fund or any security holder who is known by any Fund to own of record or beneficially more than five (5) per centum of any class of such Fund's shares, or any member of the immediately family of any such person, had or will have a direct or indirect material interest.



   No executive officer of the Funds, no corporation or organization for which any Trustee/Manager, any Nominee or any executive officer of the Funds is an executive officer, partner or beneficial owner of more than ten (10) per centum of any class of its equity securities, and no trust or other estate in or for which any Trustee/Manager, any Nominee or any executive officer of the Funds has a substantial beneficial interest or serves as trustee has, at any time since the beginning of the Funds' last fiscal year, been indebted to any of the Funds in an amount in excess of $60,000.


Section 16(a) Beneficial Ownership Reporting Compliance


   Section 16(a) of the Exchange Act requires the Funds' Trustees/Managers and officers, persons who own in excess of ten (10) per centum of any Fund's outstanding shares and certain officers and directors of any Fund's investment adviser (collectively, "Section 16 Reporting Persons"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of any of the Funds. Section 16 Reporting Persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms that they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them, except Patrick J. Simpson (no holdings) and Richard L. Woolworth (no holdings).


   THE BOARD OF TRUSTEES/MANAGERS OF THE FUNDS, INCLUDING THE INDEPENDENT TRUSTEES/MANAGERS, HAS CONCLUDED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

   Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Adviser

   The current adviser to the Funds (under the Interim Advisory Agreements) is Highland Capital Management, L.P. Its business address is 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

Principal Underwriter

   The current principal underwriter of the Funds' shares is PFPC Distributors, Inc. Its business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Administrator

   The current administrator of the Funds is Columbia Management Advisors, Inc. Its business address is 100 Federal Street, Boston, Massachusetts 02110.


Independent Registered Public Accounting Firm



   The current independent registered public accounting firm of the Funds is PricewaterhouseCoopers LLP. Its business address is 160 Federal Street, Boston, Massachusetts 02110.


Transactions in Securities of Highland

   None of the Nominees have purchased or sold any securities, in an amount exceeding one (1) per centum of the outstanding securities, of Highland, its parent company or any subsidiary of either.

Shareholder Proposals

   The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the proxy statement for such meeting is mailed. Whether a shareholder proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

Shareholder Communications

   Shareholders may communicate with the Trustees/Managers as a group or individually. Any such communications should be sent to a Fund's Board or to an individual Trustee/Manager in writing, in care of the secretary of such Fund, at One Financial Center, Boston, Massachusetts 02111-2621. The secretary of such Fund may determine not to forward any letter to the Board or to a Trustee/Manager that does not relate to the business of such Fund.

Proxy Statement Delivery

   "Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one proxy card for each account. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by writing to the appropriate Fund at the following address: One Financial Center, Boston, Massachusetts 02111-2621, or by calling the appropriate Fund at the following number: 1-800-426-3750.

Principal Executive Officers of the Funds


   The principal executive officers of the Funds are J. Kevin Connaughton, President and Treasurer; Vicki L. Benjamin, Chief Accounting Officer; Michael
G. Clarke, Controller; and David A. Rozenson, Secretary. Each officer's mailing address is One Financial Center, Boston, Massachusetts 02111-2621.


   PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         David A. Rozenson, Secretary

June 21, 2004

                                  APPENDIX A

                       BENEFICIAL OWNERS OF FUND SHARES
                         IN EXCESS OF FIVE PER CENTUM

   As of the Record Date, to the knowledge of management of the Funds, no person owned beneficially (or of record) more than five (5) per centum of the outstanding shares of any class of any of the Funds, except as set forth below:


                                                 Shares Beneficially Owned
                                                 ------------------------
         Name of Beneficial Owner                   Number       Percent
         ------------------------                 -------------  -------

         COLUMBIA FLOATING RATE FUND

         Class B shares:
            Merrill Lynch Pierce Fenner & Smith  1,170,265.274     6.00%
            For The Sole Benefit Of
            Its Customers
            Attn Fund Administration #97425
            4800 Deer Lake Dr E 2nd Floor
            Jacksonville FL 32246-6484

         Class C shares:
            Merrill Lynch Pierce Fenner & Smith  4,435,699.116    16.56%
            For The Sole Benefit Of
            Its Customers
            Attn Fund Administration #97425
            4800 Deer Lake Dr E 2nd Floor
            Jacksonville FL 32246-6484

         Class Z shares:
            Fleet National Bank                    723,830.168     5.58%
            FBO Columbia Omnibus C/C
            Attn Various Accounts
            PO Box 92800
            Rochester NY 14692-8900

            Charles Schwab & Co Inc              5,754,281.992    44.38%
            Attn Mutual Funds
            101 Montgomery St
            San Francisco CA 94104-4122

                                                 Shares Beneficially Owned
                                                 ------------------------
          Name of Beneficial Owner                  Number       Percent
          ------------------------                -------------  -------

          COLUMBIA INSTITUTIONAL
            FLOATING RATE INCOME FUND

          Shares:
             Citibank Trustee                    1,938,101.121    21.21%
             Evangelical Covenant Church
             Retirement Plan
             5115 N Francisco Ave Ste 200
             Chicago IL 60625-3611

             Covenant Benevolent Institution     2,201,493.750    24.09%
             5145 N California Ave
             Chicago IL 60625-3661

             The Firemens Annuity and Benefit    1,346,393.285    14.73%
             Fund of Chicago
             1 N Franklin St Ste 2500
             Chicago IL 60606-3423

             Milwaukee County Employees          1,101,945.609    12.06%
             Retirement System
             901 N 9th St Ste 210C
             Milwaukee WI 53233-1425

             Amerisure Mutual Insurance Company    600,019.715     6.57%
             26777 Halsted Rd
             Farmingtn Hls MI 48331-3560

             Roy J Carver Charitable Trust         498,913.026     5.46%
             202 Iowa Ave
             Muscatine IA 52761-3733

             Methodist Childrens Home              898,089.962     9.83%
             Endowment Fund
             C/O Mr Joe Bailey
             1111 Herring Ave
             Waco TX 76708-3696

                                            Shares Beneficially Owned
                                            ------------------------
               Name of Beneficial Owner        Number       Percent
               ------------------------      -------------  -------

               COLUMBIA FLOATING RATE
                 ADVANTAGE FUND

               Class Z shares:
                  Fleet National Bank       1,033,584.129    31.73%
                  FBO Columbia Omnibus C/C
                  Attn: Various Accounts
                  P.O. Box 92800
                  Rochester, NY 14692-8900

                                  APPENDIX B

                            NEW ADVISORY AGREEMENTS

1. New Advisory Agreement between Highland Capital Management, L.P. and Columbia Floating Rate Limited Liability Company.

                              ADVISORY AGREEMENT

   ADVISORY AGREEMENT made as of           , 2004, by and between Highland
Capital Management, L.P., a Delaware limited partnership (the "Manager"), and Columbia Floating Rate Limited Liability Company, a Delaware limited liability company (the "LLC").

   WHEREAS, the LLC is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"), and periodically offers to repurchase its shares in conformity with the provisions of Rule 23c-3 under the 1940 Act, which funds are generally referred to as "interval funds"; and

   WHEREAS the Manager is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

   NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

   SECTION 1.  Appointment of Manager.

   The LLC hereby appoints the Manager to act as manager and investment adviser to the LLC for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

   SECTION 2.  Duties of Manager.

   The Manager, at its own expense, shall furnish the following services and facilities to the LLC:

      (a) Investment Program. The Manager shall (i) furnish continuously an investment program for the LLC, (ii) determine (subject to the overall supervision and review of the Board of Managers of the LLC (the "Board")) what investments shall be purchased, held, sold or exchanged by the LLC and what portion, if any, of the assets of the LLC shall be held uninvested, and (iii) make changes in the investments of the LLC. The Manager also shall manage, supervise and conduct the other affairs and business of the LLC and matters incidental thereto, subject always to the control of the Board, and to the provisions of the organizational documents of the LLC, the Registration Statement of the LLC and its securities, including the Prospectuses and Statements of Additional Information of the Columbia Floating Rate Fund and the Columbia Institutional Floating Rate Income Fund (collectively, the "Feeder Funds"), and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, the Manager shall have the authority to engage one or more sub-advisers in connection with the management of the LLC, which sub-advisers may be affiliates of the Manager.

      (b) Office Space and Facilities. The Manager shall furnish the LLC office space in the offices of the Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the LLC.

      (c) Administrative Services. The Manager shall supervise the business and affairs of the LLC and shall provide such services and facilities as may be required for the effective administration of the LLC as are not provided by employees or other agents engaged by the LLC, provided that the Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between the LLC and the Manager, or an affiliate of the Manager, or any third-party administrator.

      (d) Fidelity Bond. The Manager shall arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of the LLC who may singly or jointly with others have access to funds or securities of the LLC, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the managers who are not "interested persons" of the LLC, as defined in the 1940 Act, shall determine, with due consideration given to the aggregate assets of the LLC to which any such officer or employee may have access. The premium for the bond shall be payable by the LLC in accordance with Section 3(m).

      (e) Portfolio Transactions. The Manager shall place all orders for the purchase and sale of portfolio securities for the account of the LLC with brokers or dealers selected by the Manager, although the LLC will pay the actual brokerage commissions on portfolio transactions in accordance with
   Section 3(d).

   In placing portfolio transactions for the LLC, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that neither the LLC nor the Manager has adopted a formula for allocation of the LLC's investment transaction business. It is also understood that it is desirable for the LLC that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the LLC than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the LLC with such brokers, subject to review by the LLC's Board of Managers from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Manager in connection with its services to other clients.

   On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the LLC as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the LLC and to such other clients.

   SECTION 3.  Allocation of Expense.

   Except for the services and facilities to be provided by the Manager as set forth in Section 2 above, the LLC assumes and shall pay all expenses for all other LLC operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. Unless the Prospectuses or Statements of Additional Information of the Feeder Funds provide otherwise, the expenses to be borne by the LLC shall include, without limitation:

      (a) all expenses of organizing the LLC;

      (b) the charges and expenses of (i) any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the LLC for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts and bookkeeping, accounting and pricing services, provided to the LLC (other than those utilized by the Manager in providing the services described in Section 2), (ii) any agent engaged for the purposes of conducting auctions with respect to the LLC's taxable auction rate preferred stock, if any shall be issued, (iii) any institution serving as trustee with respect to the LLC's Senior Extendible Notes, and (iv) fees of any stock exchange or any rating agency responsible for rating outstanding securities of the LLC;

      (c) the charges and expenses of bookkeeping, accounting and auditors;

      (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the LLC, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

      (e) taxes, including issuance and transfer taxes, and corporate registration, filing or other fees payable by the LLC to federal, state or other governmental agencies;

      (f) expenses, including the cost of printing certificates, relating to the issuance of securities of the LLC;

      (g) expenses involved in registering and maintaining registrations of the LLC and of its securities with the Securities and Exchange Commission and various states and other jurisdictions, including reimbursement of actual expenses incurred by the Manager or others in performing such functions for the LLC, and including compensation of persons who are employees of the Manager, in proportion to the relative time spent on such matters;

      (h) expenses of shareholders', unitholders' and managers' meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other communications to existing security holders;

      (i) expenses of preparing and printing prospectuses and marketing materials;

      (j) compensation and expenses of the LLC's managers who are not affiliated with the Manager;

      (k) charges and expenses of legal counsel in connection with matters relating to the LLC, including, without limitation, legal services rendered in connection with the LLC's corporate and financial structure and relations with its security holders, issuance of shares of the LLC and registration and qualification of securities under federal, state and other laws;
      (l) the cost and expense of maintaining the books and records of the LLC, including general ledger accounting;

      (m) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Manager;

      (n) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the LLC;

      (o) interest payable on the LLC's borrowings;

      (p) such other non-recurring expenses of the LLC as may arise, including expenses of actions, suits or proceedings to which the LLC is a party and expenses resulting from the legal obligation which the LLC may have to provide indemnity with respect thereto;

      (q) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and

      (r) all other expenses permitted by the Prospectuses and Statements of Additional Information of the Feeder Funds as being paid by the LLC.

   SECTION 4.  Advisory Fee.

   In return for its advisory services, the LLC will pay the Manager a monthly fee, computed and accrued daily, based on an annual rate of 0.45% of the average net assets of the LLC. The Manager may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses and extraordinary expenses, if any.

   SECTION 5.  Reimbursements.

   The parties agree that they may negotiate from time to time for the Manager to reimburse certain costs and expenses of the LLC. If such an agreement is in effect, the determination of whether reimbursement for such costs and expenses is due the LLC from the Manager will be made on an accrual basis once monthly, and if it is so determined that such reimbursement is due, the accrued amount of such reimbursement which is due shall serve as an offset to the investment advisory fee payable monthly by the LLC to the Manager pursuant to Section 4 hereof, and the amount to be paid by the Manager to the LLC as soon as is practicable at the end of a fiscal year of the LLC shall be equal to the difference between the aggregate reimbursement due the LLC from the Manager for that fiscal year and the aggregate offsets made by the LLC against the aggregate investment advisory fees payable to the Manager pursuant to Section 4 hereof for that fiscal year by virtue of such aggregate reimbursement. The foregoing limitation on reimbursement of costs and expenses shall exclude interest, taxes, brokers' charges and expenses, extraordinary costs and expenses (as determined by the Board in its exercise of its business judgment), and, if payable by the LLC, the costs and expenses incident to the public offering or private placement of securities of the LLC, including debt securities.

   SECTION 6.  Relations With the LLC.

   Subject to and in accordance with the organizational documents of the Manager and the LLC, as well as their policies and procedures and codes of ethics, it is understood that managers, officers, agents and shareholders of the LLC are or may be interested in the Manager (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Manager (or any successor thereof) are or may be interested in the LLC as managers, officers, agents, shareholders or otherwise, and that the Manager (or any such successor thereof) is or may be interested in the LLC as a shareholder or otherwise.

   SECTION 7.  Liability of Manager.

   The Manager shall not be liable to the LLC for any error of judgment or mistake of law or for any loss suffered by the LLC in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Manager against any liability to the LLC or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement, nor shall any provision hereof be deemed to protect any manager or officer of the LLC against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties.

   SECTION 8.  Duration and Termination of This Agreement.


   (a) Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following (1) the approval of the Board of Managers of the LLC, including approval by a vote of a majority of the managers who are not "interested persons" (as defined in the 1940 Act) of the Manager or the LLC, cast in person at a meeting called for the purpose of voting on such approval and (2) the approval by a vote of a majority of the outstanding voting securities of the Feeder Funds, voting as a single class. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to Section 8(c), for successive one-year periods so long as such continuance is approved at least annually (a) by either the Board of Managers of the LLC or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Feeder

Funds, voting as a single class, and (b) in either event, by the vote of a majority of the managers of the LLC who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   (b) Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Feeder Funds, voting as a single class.

   (c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Feeder Funds, voting as a single class, or by the Manager, in each case on not more than sixty (60) days' nor less than thirty (30) days' prior written notice to the other party.

   (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

   SECTION 9.  Services Not Exclusive.

   The services of the Manager to the LLC hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. In addition, the parties may enter into agreements pursuant to which the Manager provides administrative or other non-investment advisory services to the LLC, and may be compensated for such other services.

   SECTION 10.  Prior Agreements Superseded.

   This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties hereto.

   SECTION 11.  Notices.

   Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

   SECTION 12.  Governing Law; Counterparts.

   This Agreement shall be construed in accordance with the laws of the State of Delaware, and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

   SECTION 13.  Miscellaneous.

   The Manager agrees to advise the LLC of any change of its membership (which shall mean its general partner) within a reasonable time after such change. If the Manager enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Manager, it agrees to give the LLC the lesser of sixty days' notice and such notice as is reasonably practicable before consummating the transaction.

2. New Advisory Agreement between Highland Capital Management, L.P. and Columbia Floating Rate Advantage Fund.

                              ADVISORY AGREEMENT

   ADVISORY AGREEMENT made as of       , 2004, by and between Highland Capital
Management, L.P., a Delaware limited partnership (the "Manager"), and Columbia Floating Rate Advantage Fund, a Massachusetts business trust (the "Fund").

   WHEREAS, the Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"), and periodically offers to repurchase its shares in conformity with the provisions of Rule 23c-3 under the 1940 Act, which funds are generally referred to as "interval funds"; and

   WHEREAS the Manager is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

   NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

   SECTION 1.  Appointment of Manager.

   The Fund hereby appoints the Manager to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

   SECTION 2.  Duties of Manager.

   The Manager, at its own expense, shall furnish the following services and facilities to the Fund:

      (a) Investment Program. The Manager shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Fund) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the

   Fund shall be held uninvested, and (iii) make changes in the investments of the Fund. The Manager also shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the Board of Trustees of the Fund, and to the provisions of the organizational documents of the Fund, the Registration Statement of the Fund and its securities, including the Prospectus and Statement of Additional Information, and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, the Manager shall have the authority to engage one or more sub-advisers in connection with the management of the Fund, which sub-advisers may be affiliates of the Manager.

      (b) Office Space and Facilities. The Manager shall furnish the Fund office space in the offices of the Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Fund.

      (c) Administrative Services. The Manager shall supervise the business and affairs of the Fund and shall provide such services and facilities as may be required for the effective administration of the Fund as are not provided by employees or other agents engaged by the Fund, provided that the Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between the Fund and the Manager, or an affiliate of the Manager, or any third-party administrator.

      (d) Fidelity Bond. The Manager shall arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of the Fund who may singly or jointly with others have access to funds or securities of the Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, shall determine, with due consideration given to the aggregate assets of the Fund to which any such officer or employee may have access. The premium for the bond shall be payable by the Fund in accordance with Section 3(m).

      (e) Portfolio Transactions. The Manager shall place all orders for the purchase and sale of portfolio securities for the account of the

   Fund with brokers or dealers selected by the Manager, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d).

   In placing portfolio transactions for the Fund, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that neither the Fund nor the Manager has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Manager in connection with its services to other clients.

   On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

   SECTION 3.  Allocation of Expense.

   Except for the services and facilities to be provided by the Manager as set forth in Section 2 above, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. Unless the Prospectus or Statement of Additional Information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation:

      (a) all expenses of organizing the Fund;

      (b) the charges and expenses of (i) any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts and bookkeeping, accounting and pricing services, provided to the Fund (other than those utilized by the Manager in providing the services described in Section 2), (ii) any agent engaged for the purposes of conducting auctions with respect to the Fund's taxable auction rate preferred stock, if any shall be issued, (iii) any institution serving as trustee with respect to the Fund's Senior Extendible Notes, and (iv) fees of any stock exchange or any rating agency responsible for rating outstanding securities of the Fund;

      (c) the charges and expenses of bookkeeping, accounting and auditors;

      (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

      (e) taxes, including issuance and transfer taxes, and corporate registration, filing or other fees payable by the Fund to federal, state or other governmental agencies;

      (f) expenses, including the cost of printing certificates, relating to the issuance of securities of the Fund;

      (g) expenses involved in registering and maintaining registrations of the Fund and of its securities with the Securities and Exchange Commission and various states and other jurisdictions, including reimbursement of actual expenses incurred by the Manager or others in performing such functions for the Fund, and including compensation of persons who are employees of the Manager, in proportion to the relative time spent on such matters;

      (h) expenses of shareholders' and trustees' meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other communications to existing security holders;

      (i) expenses of preparing and printing prospectuses and marketing materials;

      (j) compensation and expenses of trustees who are not affiliated with the Manager;

      (k) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its security holders, issuance of shares of the Fund and registration and qualification of securities under federal, state and other laws;

      (l) the cost and expense of maintaining the books and records of the Fund, including general ledger accounting;

      (m) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Manager;

      (n) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;

      (o) interest payable on Fund borrowings;

      (p) such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation which the Fund may have to provide indemnity with respect thereto;

      (q) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and

      (r) all other expenses permitted by the Prospectus and Statement of Additional Information of the Fund as being paid by the Fund.

   SECTION 4.  Advisory Fee.

   In return for its advisory services, the Fund will pay the Manager a monthly fee, computed and accrued daily, based on an annual rate of 0.45% of the average net assets of the Fund for the first one billion dollars ($1,000,000,000), 0.40% of the average net assets of the Fund for the next one billion dollars ($1,000,000,000), and 0.35% of the average net assets of the Portfolio over two billion dollars ($2,000,000,000). The Manager may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses and extraordinary expenses, if any.

   SECTION 5.  Reimbursements.

   The parties agree that they may negotiate from time to time for the Manager to reimburse certain costs and expenses of the Fund. If such an agreement is in effect, the determination of whether reimbursement for such costs and expenses is due the Fund from the Manager will be made on an accrual basis once monthly, and if it is so determined that such reimbursement is due, the accrued amount of such reimbursement which is due shall serve as an offset to the investment advisory fee payable monthly by the Fund to the Manager pursuant to Section 4 hereof, and the amount to be paid by the Manager to the Fund as soon as is practicable at the end of a fiscal year of the Fund shall be equal to the difference between the aggregate reimbursement due the Fund from the Manager for that fiscal year and the aggregate offsets made by the Fund against the aggregate investment advisory fees payable to the Manager pursuant to Section 4 hereof for that fiscal year by virtue of such aggregate reimbursement. The foregoing limitation on reimbursement of costs and expenses shall exclude interest, taxes, brokers' charges and expenses, extraordinary costs and expenses (as determined by the Board in its exercise of its business judgment), and, if payable by the Fund, the costs and expenses incident to the public offering or private placement of securities of the Fund, including debt securities.

   SECTION 6.  Relations With Fund.

   Subject to and in accordance with the organizational documents of the Manager and the Fund, as well as their policies and procedures and codes of ethics, it is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Manager (or any successor thereof) are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise, and that the Manager (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.

   SECTION 7.  Liability of Manager.

   The Manager shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement, nor shall any provision hereof be deemed to protect any trustee or officer of the Fund against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties.

   SECTION 8.  Duration and Termination of This Agreement.

   (a) Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following (1) the approval of the Board of Trustees of the Fund, including approval by a vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (2) the approval by a vote of a majority of the outstanding voting securities of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 8(c), for successive one-year periods so long as such continuance is approved at least annually (a) by either the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, voting as a single class, and (b) in either event, by the vote of a majority of the trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   (b) Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, voting as a single class.

   (c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, voting as a single class, or by the Manager, in each case on not more than sixty (60) days' nor less than thirty (30) days' prior written notice to the other party.

   (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

   SECTION 9.  Services Not Exclusive.

   The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. In addition, the parties may enter into agreements pursuant to which the Manager provides administrative or other non-investment advisory services to the Fund, and may be compensated for such other services.

   SECTION 10.  Prior Agreements Superseded.

   This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties hereto.

   SECTION 11.  Notices.

   Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

   SECTION 12.  Governing Law; Counterparts.

   This Agreement shall be construed in accordance with the laws of the State of Delaware, and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

   SECTION 13.  Miscellaneous.

   The Manager agrees to advise the Fund of any change of its membership (which shall mean its general partner) within a reasonable time after such change. If the Manager enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Manager, it agrees to give the Fund the lesser of sixty days' notice and such notice as is reasonably practicable before consummating the transaction.

                                  APPENDIX C

                        NOMINEE AND OFFICER INFORMATION

1. Biographical Information Regarding Nominees and Executive Officers of the Funds.

   The tables on the next pages provide basic biographical information about the Nominees and the executive officers of the Funds. The address of each Nominee is 13455 Noel Road, Suite 1300, Dallas, Texas 75240. The address of each executive officer is One Financial Center, Boston, Massachusetts 02111-2621.

                       [Please see the following pages.]

                                   NOMINEES


                                                                          Number of
                    Position     Year                                     Portfolios
                    Held with  First in       Principal Occupation       Overseen in
     Name/Age         Funds     Office       During Past Five Years      Fund Complex   Other Directorships Held
     --------       ---------  --------      ----------------------      ------------   ------------------------

                                              DISINTERESTED NOMINEES
Timothy K. Hui.... Nominee for   N/A    Assistant Provost for and, since      2       Board member of Prospect
(Age 55)            Trustee/            September 1998, Director of                   Street High Income Portfolio,
                     Manager            Learning Resources of the                     Inc. and Prospect Street
                                        Philadelphia Biblical                         Income Shares, Inc.
                                        University.

Scott F. Kavanaugh Nominee for   N/A    Since March 2003, Sales               2       Board member of Prospect
(Age 43)            Trustee/            Representative at Round Hill                  Street High Income Portfolio,
                     Manager            Securities. From February                     Inc. and Prospect Street
                                        2003 to July 2003, Executive                  Income Shares, Inc.
                                        at Provident Funding Mortgage
                                        Corp. From January 2000 to
                                        February 2003, Executive Vice
                                        President, Director and
                                        Treasurer of Commercial
                                        Capital Bank. From April 1998
                                        to February 2003, Managing
                                        Principal and Chief Operating
                                        Officer of Financial
                                        Institutional Partners Mortgage
                                        Co. and Managing Principal
                                        and President of Financial
                                        Institutional Partners, LLC, an
                                        investment banking firm.

                                                                          Number of
                     Position     Year                                    Portfolios
                     Held with  First in      Principal Occupation       Overseen in
     Name/Age          Funds     Office      During Past Five Years      Fund Complex    Other Directorships Held
     --------        ---------  --------     ----------------------      ------------    ------------------------

James F. Leary..... Nominee for   N/A    Since January 1999, Managing         2       Board member of Capstone
(Age 73)             Trustee/            Director of Benefit Capital                  Asset Management Group of
                      Manager            Southwest, Inc., a financial                 Mutual Funds (nine portfolios);
                                         consulting firm.                             Board member of Prospect
                                                                                      Street High Income Portfolio,
                                                                                      Inc. and Prospect Street
                                                                                      Income Shares, Inc.

Bryan A. Ward...... Nominee for   N/A    Since January 2002, Senior           2       Board member of Prospect
(Age 49)             Trustee/            Manager of Accenture, LLP, a                 Street High Income Portfolio,
                      Manager            consulting firm. From                        Inc. and Prospect Street
                                         September 1998 to December                   Income Shares, Inc.
                                         2001, Special Projects Advisor,
                                         Contractor and Information
                                         Technology consultant to
                                         Accenture, LLP.

                                                 INTERESTED NOMINEE

R. Joseph Dougherty Nominee for   N/A    Since January 2003, Senior           2       Board member of Prospect
(Age 34)             Trustee/            Portfolio Manager of Highland.               Street High Income Portfolio,
                      Manager            From January 1999 to January                 Inc. and Prospect Street
                                         2003, Portfolio Manager of                   Income Shares, Inc.
                                         Highland. Prior to January
                                         1999, Portfolio Analyst for
                                         Highland.

                                   OFFICERS

                       Position
                       Held with   Year First                  Principal Occupation
      Name/Age           Funds     in Office                  During Past Five Years
      --------         ---------   ----------                 ----------------------
J. Kevin Connaughton President and    2000    President of the Columbia Funds since February 2004;
(Age 39)               Treasurer              Treasurer of the Columbia Funds and of the Liberty
                                              All-Star Funds since December 2000; Vice President
                                              of Columbia Management Advisors, Inc. since April
                                              2003; Treasurer of the Galaxy Funds since September
                                              2002; Treasurer of Columbia Multi-Strategy Hedge
                                              Fund, LLC since December 2002 (formerly Chief
                                              Accounting Officer and Controller of the Liberty
                                              Funds and of the Liberty All-Star Funds from
                                              February 1998 to October 2000; Vice President of
                                              Colonial from February 1998 to October 2000).

Vicki L. Benjamin...     Chief        2001    Chief Accounting Officer of the Columbia Funds and
(Age 42)              Accounting              the Liberty All-Star Funds since June 2001; Controller
                        Officer               and Chief Accounting Officer of the Galaxy Funds
                                              since September 2002 (formerly Controller of the
                                              Columbia Funds and of the Liberty All-Star Funds
                                              from May 2002 to May 2004; Vice President,
                                              Corporate Audit, State Street Bank and Trust
                                              Company from May 1998 to April 2001).

                                   OFFICERS


                  Position
                  Held with  Year First                  Principal Occupation
    Name/Age        Funds    in Office                  During Past Five Years
    --------      ---------  ----------                 ----------------------

Michael G. Clarke Controller    2004    Controller of the Columbia Funds and of the Liberty
(Age 34)                                All-Star Funds since 2004 (formerly Assistant Treasurer
                                        of the Columbia Funds and of the Liberty All-Star
                                        Funds from June 2002 to May 2004; Vice President,
                                        Product Strategy & Development of Liberty Funds
                                        Group from February 2001 to June 2002; Assistant
                                        Treasurer of the Liberty Funds and of the Liberty
                                        All-Star Funds from August 1999 to February 2001;
                                        Audit Manager at Deloitte & Touche LLP from May
                                        1997 to August 1999).

David A. Rozenson Secretary     2003    Secretary of the Columbia Funds and of the Liberty All-
(Age 49)                                Star Funds since December 2003; Senior Counsel, Bank
                                        of America Corporation (formerly FleetBoston
                                        Financial Corporation) since January 1996; Associate
                                        General Counsel, Columbia Management Group since
                                        November 2002.

2. Positions Held with Affiliates by Officers and Interested Nominees

   Each of the Funds' officers and each Nominee who is an "interested person" (as defined in the 1940 Act) of the Funds holds the positions with the affiliates and principal underwriter of the Funds that are described below opposite his or her name.

                            Name of Affiliate or
 Name of Officer or Nominee Principal Underwriter Description of Position Held
 -------------------------- --------------------- ----------------------------
    R. Joseph Dougherty....   Highland Capital          Senior Portfolio
                              Management, L.P.          Manager

3. Arrangements for Selection as Nominee or Officer


   All Nominees were reviewed by the Board of Trustees/Managers of the Funds based on the criteria generally employed by the Funds' Governance Committee to review candidates for nomination as trustee/manager. There exist no arrangements or understandings between any Nominee and any other person pursuant to which any such Nominee was selected as a Nominee. There exist no arrangements or understandings between any officer of the Funds and any other person pursuant to which any such officer was selected as an officer.


4. Related Positions Held by Disinterested Nominees

   Except as disclosed in the table in Section 1 of this Appendix C, no disinterested Nominee and no immediate family member thereof holds, or has held within the past five years, any position, as a director, general partner, officer, employee or otherwise, with any of the Funds, any fund having the same investment adviser or principal underwriter as any of the Funds, any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of any of the Funds, any investment adviser or principal underwriter of any of the Funds or any person in a control relationship with any investment adviser or principal underwriter of any of the Funds.

5. Interests of Disinterested Nominees in Affiliated Persons

   Except as disclosed in Appendix D to this Proxy Statement, no disinterested Nominee, and no immediate family member thereof, has, and at no time in the past five years had, any direct or indirect interest, the value of which exceeds $60,000, in any investment adviser or principal underwriter of any of the Funds, or in any person (other than a fund) in a control relationship with any investment adviser or principal underwriter of any of the Funds.

6. Interests of Disinterested Nominees in Affiliated Transactions

   No disinterested Nominee, and no immediate family member thereof, has, and at no time since the beginning of the past two completed fiscal years of the Funds had, any direct or indirect material interest in any transaction or series of similar transactions involving amounts in excess of $60,000 to which any of the following persons was or is a party: (a) any of the Funds; (b) any officer of any of the Funds; (c) any fund having the same investment adviser or principal underwriter as any of the Funds; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of any of the Funds; (e) any officer of any fund having the same investment adviser or principal underwriter as any of the Funds; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of any of the Funds; (g) any investment adviser or principal underwriter of any of the Funds; (h) any officer of any investment adviser or principal underwriter of any of the Funds; (i) any person in a control relationship with any investment adviser or principal underwriter of any of the Funds; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of any of the Funds.

7. Relationships of Disinterested Nominees with Affiliated Persons

   No disinterested Nominee, and no immediate family member thereof, has, and at no time since the beginning of the past two completed fiscal years of the Funds had, any direct or indirect relationship involving amounts in excess of $60,000 with any of the following persons: (a) any of the Funds; (b) any officer of any of the Funds; (c) any fund having the same investment adviser or principal underwriter as any of the Funds; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of any of the Funds; (e) any officer of any fund having the same investment adviser or principal underwriter as any of the Funds; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of any of the Funds; (g) any investment adviser or principal underwriter of any of the Funds; (h) any officer of any investment adviser or principal underwriter of any of the Funds;
(i) any person in a control relationship with any investment adviser or principal underwriter of any of the Funds; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of any of the Funds. For purposes of this Section 7 of this Appendix C, "relationship" includes payments of property or services to or from any person specified above; provision of legal services to any person specified above; provision of investment banking services to any person specified above, other than as a participating underwriter in a syndicate; and any consulting or other relationship substantially similar in nature and scope to any of the relationships listed in this sentence.

8. Potential Associative Conflicts of Interest of the Nominees

   No officer of any investment adviser or principal underwriter of any of the Funds, and no officer of any person in a control relationship with any investment adviser or principal underwriter of any of the Funds, serves, and at no time since the beginning of the past two completed fiscal years served, as a director of any company for which a disinterested Nominee is, or at any time since the beginning of the past two completed fiscal years was, an officer.

                                  APPENDIX D

             BENEFICIAL OWNERSHIP OF EQUITY SECURITIES BY NOMINEES

1. Beneficial Ownership of Equity Securities by Nominees in Funds and Family of Investment Companies

   The tables below show the dollar range of equity securities of each of the Funds and the aggregate dollar range of equity securities of all of the funds in the Funds' "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Schedule 14A under the Exchange Act) owned by each Nominee as of the Record Date.

                          COLUMBIA FLOATING RATE FUND


                                                  Aggregate Dollar Range
                                                  of Equity Securities in
                                                   all Funds Overseen by
                           Dollar Range of Equity  Nominee in Family of
       Name of Nominee     Securities in the Fund  Investment Companies
       ---------------     ---------------------- -----------------------
       Timothy K. Hui.....          None               US$1-$10,000
       Scott F. Kavanaugh.          None             US$10,001-$50,000
       James F. Leary.....          None               US$1-$10,000
       Bryan A. Ward......          None               US$1-$10,000
       R. Joseph Dougherty          None              Over US$100,000


               COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND


                                                  Aggregate Dollar Range
                                                  of Equity Securities in
                                                   all Funds Overseen by
                           Dollar Range of Equity  Nominee in Family of
       Name of Nominee     Securities in the Fund  Investment Companies
       ---------------     ---------------------- -----------------------
       Timothy K. Hui.....          None               US$1-$10,000
       Scott F. Kavanaugh.          None             US$10,001-$50,000
       James F. Leary.....          None               US$1-$10,000
       Bryan A. Ward......          None               US$1-$10,000
       R. Joseph Dougherty          None              Over US$100,000

                     COLUMBIA FLOATING RATE ADVANTAGE FUND


                                                  Aggregate Dollar Range
                                                  of Equity Securities in
                                                   all Funds Overseen by
                           Dollar Range of Equity  Nominee in Family of
       Name of Nominee     Securities in the Fund  Investment Companies
       ---------------     ---------------------- -----------------------
       Timothy K. Hui.....          None               US$1-$10,000
       Scott F. Kavanaugh.          None             US$10,001-$50,000
       James F. Leary.....          None               US$1-$10,000
       Bryan A. Ward......          None               US$1-$10,000
       R. Joseph Dougherty          None              Over US$100,000



2. Beneficial Ownership of Equity Securities by Disinterested Nominees in Certain Fund Affiliates





   No disinterested Nominee of any Fund, and no immediate family member thereof, owns beneficially any equity securities in the investment adviser or principal underwriter of any Fund or in any person in a control relationship with the investment adviser or principal underwriter of any Fund.

                                  APPENDIX E

                            AUDIT COMMITTEE CHARTER

                                COLUMBIA FUNDS

                            Audit Committee Charter
                         adopted on February 10, 2004

I.  PURPOSE


   This Charter has been adopted by the Audit Committee of the Board of Directors/Trustees (the "Board") of each investment company in the Columbia Family of Funds complex. The portfolio(s) of any such investment company are referred to as the "Fund(s)." The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.


   The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control system, and the work of the Funds' independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the internal accounting staff of the Funds' investment adviser (the "Adviser") and the Board.

  . Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

  . The independent auditors have the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Funds' accounting and reporting practices.

   The Audit Committee shall assist Board oversight of (1) the integrity of the Funds' financial statements, (2) the Funds' compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Funds' internal audit function and independent auditors. The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

   Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Funds' financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.

II.  COMPOSITION

   The Audit Committee shall be comprised of three or more independent Board members. For purposes of this Charter, a Board member shall be deemed to be independent if he or she (1) is not an "interested person" of the Funds, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds except for services as a Board member, (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, and (4) in the case of a Fund whose shares are listed on the New York Stock Exchange, Inc. (the "NYSE") or another stock exchange, meets the independence requirements set forth in NYSE Rule 303.01(B)(3) or the applicable rule of such exchange.

   Each member of the Audit Committee shall be financially literate, or shall become so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise.

   The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is appointed by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.  MEETINGS

   The Audit Committee shall meet as frequently and at such times as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

IV.  RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties, the Audit Committee shall:

    A. Charter. Review this Charter annually and recommend any proposed changes to the Board.

    B. Internal Controls.

       1. Review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Funds' system of internal controls.

       2. Review with management and the independent auditors:

           a. any significant audit findings related to the Funds' systems for accounting, reporting and internal controls; and

           b. any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

    C. Independent Auditors.

       1. Selection and Oversight. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. The independent auditors shall report directly to the Audit Committee.

       2. Pre-approval of Non-audit Services to the Funds. Except as provided below, pre-approve any engagement of the Funds' independent auditors to provide any services to the Funds (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid for such services, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit

          Committee is informed of each such service)./1/ The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

          The independent auditors shall not perform any of the following non-audit services for any Fund ("prohibited non-audit services"):

           a. Bookkeeping or other services related to the accounting records or financial statements of the Fund;

           b. Financial information systems design and implementation;

           c. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

           d. Actuarial services;

           e. Internal audit outsourcing services;

           f. Management functions or human resources;

           g. Broker or dealer, investment adviser or investment banking services;

           h. Legal services or expert services unrelated to the audit; and

           i. Any other services that the Public Company Accounting Oversight Board determines are impermissible.
--------
/1/  Pre-approval of non-audit services to a Fund is not required, if:
  a. the services were not recognized by management at the time of the engagement as non-audit services;
  b. the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent auditors during the fiscal year in which the non-audit services are provided; and
  c. such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

       3. Pre-approval of Certain Non-audit Services to the Adviser and its Affiliates. Except as provided below, pre-approve any engagement of the Funds' independent auditors to provide any services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds if the engagement relates directly to the operations or financial reporting of the Funds, including the fees and other compensation to be paid to the independent auditors./2/ The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

       4. Auditor Independence. On an annual basis, request, receive in writing and review the independent auditors' specific representations as to their independence, including identification of all significant relationships the auditors have with the Funds, management, any affiliates and any material service provider to the Funds and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself as to the independent auditors' independence.
--------
/2/ Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:
  a. the services were not recognized by management at the time of the engagement as non-audit services;
  b. the aggregate fees for all such non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section IVC2 or 3 of this Charter paid by the Funds, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and
  c. such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit.

       5. Audit Scope. On an annual basis, meet with the independent auditors and management to review the arrangements for and scope of the proposed audits for the current year and the audit procedures to be utilized.

       6. Audit Results. On an annual basis at the conclusion of the audit, meet with the independent auditors and management to review the audit results, including any comments or recommendations of the independent auditors or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Funds, any audit problems or difficulties and management's response, and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

       7. Management Letter. Review any management letter prepared by the independent auditors and management's response to any such letter.

       8. Auditor Report. On an annual basis, obtain and review a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the independent auditors' most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

    D. Financial Reporting Processes.

       Meet separately and periodically with management, internal auditors (or other personnel responsible for the internal audit function) and the independent auditors and review the matters that the auditors believe should be communicated to the Audit Committee in accordance with auditing professional standards.

    E. Closed-End Funds.  With respect to any closed-end Fund:

       1. Financial Statements. Review with management and the independent auditors the Fund's audited annual financial statements and quarterly unaudited financial statements, including any discussion or analysis of the Fund's financial condition and results of operations, and, recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

       2. Press Releases. Discuss press releases issued by the Fund to the extent they are related to financial information of the Fund.

       3. Audit Committee Report. Prepare an audit committee report as required by the Securities and Exchange Commission to be included in the annual proxy statement.

    F. Authority.

       1. Information. Have direct access to management and personnel responsible for the Funds' accounting and financial reporting and for the Funds' internal controls, as well as to the independent auditors and the Funds' other service providers.

       2. Investigation. Have the authority to investigate any matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Funds' independent auditors, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

       3. Funding. Be provided with appropriate funding by the Funds, as determined by the Audit Committee, for the payment of (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds, (b) compensation to any advisers employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

       4. Code of Ethics. Have the authority to review any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers brought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that code.

    G. Other Responsibilities.

       1. Report to the Board. Report regularly its significant activities to the Board and make such recommendations with respect to any matters herein as the Audit Committee may deem necessary or appropriate.

       2. Whistleblower Procedures. Establish procedures for the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of the Funds, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.

       3. Risk Policies. Discuss policies with respect to risk assessment and risk management.

       4. Hiring Policies. If any Fund proposes to employ any current or former employee of the independent auditors, set clear policies for hiring any such person.

       5. Necessary Activities. Perform any other activities consistent with this Charter, the Funds' governing documents and governing law as the Audit Committee or the Board deems necessary or appropriate.

       6. Minutes.  Maintain minutes of its meetings.

                                    IMPORTANT
                        ********************************



IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BEFORE MAILING.

You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.

This proxy card is solicited on behalf of the Board of Trustees/Managers of Columbia Institutional Floating Rate Income Fund and Columbia Floating Rate Limited Liability Company for the special meeting of shareholders to be held at 10:00 a.m., Eastern Time on July 30, 2004 at One Financial Center, Boston, Massachusetts 02111-2621 (the "Meeting").


The signers of this proxy hereby appoint J. Kevin Connaughton, Robert J. Fitzpatrick, Vincent P. Pietropaolo and David A. Rozenson as proxies, each with the power to appoint his substitute and to vote the shares held by the undersigned at the Meeting, and at any adjournment thereof, in the manner directed with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees/Managers unanimously recommends a vote "FOR" all matters.

[LOGO] ColumbiaFunds
A Member of Columbia Management Group


Please be sure to sign and date this Proxy.

__________________________
Date

__________________________
Signature

__________________________
Signature (if held jointly)


THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

THE BOARD OF TRUSTEES/MANAGERS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Please indicate your vote by marking the appropriate box.   Example:   [X]

1. To approve a new Advisory Agreement between Highland Capital Management, L.P. and Columbia Floating Rate Limited Liability Company.

       For             Against          Abstain
       [ ]               [ ]              [ ]

2. To elect five trustees for Columbia Institutional Floating Rate Income Fund:
          Nominees:
         (a) Timothy K. Hui
         (b) Scott F. Kavanaugh
         (c) James F. Leary
         (d) Bryan A. Ward
         (e) R. Joseph Dougherty

                       Withheld from All
For All Nominees           Nominees
       [ ]                    [ ]

------------------------------------------------
      For all nominees except as noted above

3. To elect five managers for Columbia Floating Rate Limited Liability Company:
          Nominees:
         (a) Timothy K. Hui
         (b) Scott F. Kavanaugh
         (c) James F. Leary
         (d) Bryan A. Ward
         (e) R. Joseph Dougherty

                       Withheld from All
For All Nominees           Nominees
       [ ]                    [ ]

------------------------------------------------
      For all nominees except as noted above

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT  [   ]

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE.

NOTE: This proxy must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy Columbia Institutional Floating Rate Income Fund receives specific written notice to the contrary from any one of them.

                                    IMPORTANT
                        ********************************



IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BEFORE MAILING.

You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.

This proxy card is solicited on behalf of the Board of Trustees/Managers of Columbia Floating Rate Fund and Columbia Floating Rate Limited Liability Company for the special meeting of shareholders to be held at 10:00 a.m., Eastern Time on July 30, 2004 at One Financial Center, Boston, Massachusetts 02111-2621 (the "Meeting").


The signers of this proxy hereby appoint J. Kevin Connaughton, Robert J. Fitzpatrick, Vincent P. Pietropaolo and David A. Rozenson as proxies, each with the power to appoint his substitute and to vote the shares held by the undersigned at the Meeting, and at any adjournment thereof, in the manner directed with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees/Managers unanimously recommends a vote "FOR" all matters.

[LOGO] ColumbiaFunds
A Member of Columbia Management Group

Please be sure to sign and date this Proxy.

___________________________
Date

___________________________
Signature

___________________________
Signature (if held jointly)


THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

THE BOARD OF TRUSTEES/MANAGERS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Please indicate your vote by marking the appropriate box.   Example:   [X]

1. To approve a new Advisory Agreement between Highland Capital Management, L.P. and Columbia Floating Rate Limited Liability Company.

       For             Against          Abstain
       [ ]               [ ]              [ ]

2. To elect five trustees for Columbia Floating Rate Fund:
          Nominees:
         (a) Timothy K. Hui
         (b) Scott F. Kavanaugh
         (c) James F. Leary
         (d) Bryan A. Ward
         (e) R. Joseph Dougherty

                       Withheld from All
For All Nominees           Nominees
       [ ]                    [ ]

----------------------------------------------------
        For all nominees except as noted above

3. To elect five managers for Columbia Floating Rate Limited Liability Company:
          Nominees:
         (a) Timothy K. Hui
         (b) Scott F. Kavanaugh
         (c) James F. Leary
         (d) Bryan A. Ward
         (e) R. Joseph Dougherty

                       Withheld from All
For All Nominees           Nominees
       [ ]                    [ ]

----------------------------------------------------
        For all nominees except as noted above

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT          [   ]

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE.

NOTE: This proxy must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy Columbia Floating Rate Fund receives specific written notice to the contrary from any one of them.

                                    IMPORTANT
                        ********************************



IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BEFORE MAILING.

You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.

This proxy card is solicited on behalf of the Board of Trustees of Columbia Floating Rate Advantage Fund for the special meeting of shareholders to be held at 10:00 a.m., Eastern Time on July 30, 2004 at One Financial Center, Boston, Massachusetts 02111-2621 (the "Meeting").


The signers of this proxy hereby appoint J. Kevin Connaughton, Robert J. Fitzpatrick, Vincent P. Pietropaolo and David A. Rozenson as proxies, each with the power to appoint his substitute and to vote the shares held by the undersigned at the Meeting, and at any adjournment thereof, in the manner directed with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees unanimously recommends a vote "FOR" all matters.

[LOGO] ColumbiaFunds
A Member of Columbia Management Group

Please be sure to sign and date this Proxy.

___________________________
Date

___________________________
Signature

___________________________
Signature (if held jointly)

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

THE  BOARD  OF  TRUSTEES  UNANIMOUSLY  RECOMMENDS  A VOTE  "FOR"  THE  FOLLOWING
PROPOSALS.

Please indicate your vote by marking the appropriate box.   Example:   [X]

1. To approve a new Advisory Agreement between Highland Capital Management, L.P. and Columbia Floating Rate Advantage Fund.

       For             Against          Abstain
       [ ]               [ ]              [ ]

2. To elect five trustees for Columbia Floating Rate Advantage Fund:
          Nominees:
         (a) Timothy K. Hui
         (b) Scott F. Kavanaugh
         (c) James F. Leary
         (d) Bryan A. Ward
         (e) R. Joseph Dougherty

                       Withheld from All
For All Nominees           Nominees
       [ ]                    [ ]

------------------------------------------------
       For all nominees except as noted above

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT [   ]

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE.

NOTE: This proxy must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy Columbia Floating Rate Advantage Fund receives specific written notice to the contrary from any one of them.

COLUMBIA INSTL FLOATING RATE INC FD SPECIAL MEETING TO BE HELD ON 07/30/04 FOR HOLDERS AS OF 06/01/04
1        1-0001


CUSIP:  197752108                                                            2

       DIRECTORS                                                   CONTROL NO
       ---------

DIRECTORS RECOMMEND:  A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES    0010100
  2  - 01 - TIMOTHY K. HUI*, 02 - SCOTT F. KAVANAUGH*, 03 - JAMES F. LEARY*,
       04 -  BRYAN A. WARD*, 05-R. JOSEPH DOUGHERTY*, 06-TIMOTHY K. HUI**,
       07 - SCOTT F. KAVANUAUGH**, 08 - JAMES F. LEARY**, 09-BRYAN A. WARD**, 10 - R. JOSEPH DOUGHERTY**





PROPOSAL(S)                                                               DIRECTORS
                                                                          RECOMMEND

1 -  TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN HIGHLAND CAPITAL --- >>>   FOR   ----->>      1
       MANAGEMENT, L.P. AND COLUMBIA FLOATING RATE LIMITED LIABILITY       0030401
       COMPANY.




     NOTE  SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
           MEETING OR ANY ADJOURNMENT THEREOF.






      ?NOTE?

     *   TO ELECT FIVE TRUSTEES FOR COLUMBIA INSTITUTIONAL FOATING
         RATE INCOME FUND

     ** TO ELECT FIVE MANAGERS FOR COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY.







Mark "FOR" to enroll this account to receive certain future shareholder ---- >> communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call 1-800-542-1061. See accompanying page for more information about this election.



COLUMBIA INSTL FLOATING RATE INC FD
07/30/04

       2 ITEM(S)

                                                               DIRECTORS
                                                    (MARK "X" FOR ONLY ONE BOX)


         FOR ALL NOMINEES


         WITHHOLD ALL NOMINEES


         WITHOLD AUTHORITY TO VOTE
         FOR ANY INDIVIDUAL NOMINEE.  WRITE
         NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY _____________________________________________________

   FOR           AGAINST        ABSTAIN

                  PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY.



                  SEE VOTING INSTRUCTION NO. __1____  ON REVERSE

                  ACCOUNT NO.

                  CUSIP:  197752108


                  CONTROL NO:



                  CLIENT NO:



                  PLACE "X" HERE IF YOU PLAN TO ATTEND
                  AND VOTE YOUR SHARES AT THE MEETING



                           51 MERCEDES WAY
                           EDGEWOOD NY 11717

FOR           AGAINST        ABSTAIN





COLUMBIA FLOATING RATE ADVANTAGE FD A SPECIAL MEETING TO BE HELD ON 07/30/04 FOR HOLDERS AS OF 06/01/04
1                        1-0001


CUSIP:  197644107                                                        2

       DIRECTORS                                                     CONTROL NO
       ---------

DIRECTORS RECOMMEND:  A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES    0010100
     2  - 01 - TIMOTHY K. HUI, 02-SCOTT F. KAVANAUGH, 03-JAMES F. LEARY,
          04-BRYAN A. WARD, 05 - R. JOSEPH DOUGHERTY





PROPOSAL(S)                                                       DIRECTORS
                                                                  RECOMMEND

  1 -  TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN HIGHLAND CAPITAL --- >>>   FOR   ----->>      1
       MANAGEMENT, L.P. AND COLUMBIA FLOATING RATE ADVANTAGE FUND           0030401






      NOTE   SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
             MEETING OR ANY ADJOURNMENT THEREOF.





Mark "FOR" to enroll this account to receive certain future shareholder ---- >> communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call 1-800-542-1061. See accompanying page for more information about this election.



COLUMBIA  FLOATING RATE ADVANTAGE FD A
07/30/04

       2 ITEM(S)

                                                                     DIRECTORS
                           (MARK "X" FOR ONLY ONE BOX)


         FOR ALL NOMINEES


         WITHHOLD ALL NOMINEES


             WITHOLD AUTHORITY TO VOTE
              FOR ANY INDIVIDUAL NOMINEE.  WRITE
              NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY _____________________________________________________

   FOR           AGAINST        ABSTAIN

                  PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY.



                  SEE VOTING INSTRUCTION NO. __1____  ON REVERSE

                  ACCOUNT NO.

                  CUSIP:  197644107


                  CONTROL NO:



                  CLIENT NO:



                  PLACE "X" HERE IF YOU PLAN TO ATTEND
                  AND VOTE YOUR SHARES AT THE MEETING





                           51 MERCEDES WAY
                           EDGEWOOD NY 11717

FOR           AGAINST        ABSTAIN







COLUMBIA FLOATING RATE FUND - CL A SPECIAL MEETING TO BE HELD ON 07/30/04 FOR HOLDERS AS OF 06/01/04
9          1-0001


CUSIP:  197645104                                                           2


       DIRECTORS                                                     CONTROL NO
       ---------
DIRECTORS RECOMMEND:  A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES     0010100
2 - 01 - TIMOTHY K. HUI*, 02 - SCOTT F. KAVANAUGH*, 03 - JAMES F. LEARY*,
    04  -  BRYAN A. WARD*, 05-R.  JOSEPH DOUGHERTY*, 06-TIMOTHY K. HUI**,
    07 -  SCOTT F. KAVANAUGH**, 08 - JAMES F. LEARY**, 09-BRYAN A. WARD**,
    10 - R. JOSEPH DOUGHERTY**





PROPOSAL(S) DIRECTORS
                   RECOMMEND

  1 -  TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN HIGHLAND CAPITAL --- >>>     FOR   --->>>      1
        MANAGEMENT, L.P. AND COLUMBIA FLOATING RATE LIMITED LIABILITY                     0030401
       COMPANY.





     NOTE    SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
             MEETING OR ANY ADJOURNMENT THEREOF.





     *         TO ELECT FIVE TRUSTEES FOR COLUMBIA FLOATING  RATE FUND

     **        TO ELECT FIVE MANAGERS FOR COLUMBIA FLOATING RATE LIMITED
                LIABILITY COMPANY.






Mark "FOR" to enroll this account to receive certain future shareholder ---- >> communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call 1-800-542-1061. See accompanying page for more information about this election.



COLUMBIA INSTL FLOATING RATE FUND - CL A
07/30/04

       2 ITEM(S)

                                                                     DIRECTORS
                           (MARK "X" FOR ONLY ONE BOX)


         FOR ALL NOMINEES


         WITHHOLD ALL NOMINEES


             WITHOLD AUTHORITY TO VOTE
              FOR ANY INDIVIDUAL NOMINEE.  WRITE
              NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY _____________________________________________________

   FOR           AGAINST        ABSTAIN

                  PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY.



                  SEE VOTING INSTRUCTION NO. __1____  ON REVERSE

                  ACCOUNT NO.

                  CUSIP:  197645104


                  CONTROL NO:



                  CLIENT NO:



                  PLACE "X" HERE IF YOU PLAN TO ATTEND
                  AND VOTE YOUR SHARES AT THE MEETING






                           51 MERCEDES WAY
                           EDGEWOOD NY 11717

FOR           AGAINST        ABSTAIN

Q&A - 2004 Floating Rate Proxy





For Internal Use Only - Do Not Distribute
FOR INTERNAL USE ONLY - DO NOT DISTRIBUTE


                      Q&A - 2004 Floating Rate Funds Proxy


Q: What is happening to Columbia Floating Rate Fund, the Columbia Floating Rate Advantage Fund and the Columbia Institutional Floating Rate Income Fund (the Funds)?

A: The Board of Trustees has approved Highland Capital as the investment advisor for the Funds on an interim basis. For Highland Capital to become the permanent investment advisor, shareholder approval is required. Shareholders must also elect new trustees/managers to the Board of Trustees/Managers of the Funds.

Q: What was the Board of Trustees' rationale for transferring the advisory of the Funds to Highland Capital?

A: The Board believed it was in the best interest of the Funds' shareholders. Because Bank of America is so active in the loan marketplace, the number of loans available to the Funds as long as Columbia remains the Funds' advisor is limited, which means that the Funds would not be able to effectively pursue their current investment strategy. The transfer will give each fund the maximum flexibility to pursue its current investment strategy.

Q: What was the record date used to determine the proxy population?

A: The record date was June 1, 2004.

Q: How will shareholder approval be obtained?

A: A special meeting of shareholders of the Funds will be held on July 30, 2004 at 10 a.m. ET at One Financial Center in Boston, Massachusetts. The purpose of the meeting is to allow the Funds' shareholders to approve new advisory agreements between the Funds and Highland Capital as well as to elect new trustees/managers to the Board of Trustees/Managers for the Funds. A proxy statement was mailed to shareholders of record on or about June 21, 2004 to solicit shareholders' votes. Shareholders may vote by returning the proxy card enclosed with their proxy statement. They may also vote in person at the shareholder meeting on July 30, 2004. Telephone voting is not available for this proxy.

Q: What is the timeline and what are the steps for the Funds adopting the new advisory agreements?

A: Interim advisory agreements between the Funds and Highland Capital are currently in effect and will remain in effect until the shareholders of the Funds approve the new advisory agreements or until 150 days have passed - whichever comes first. Shareholders are being asked to approve a new advisory agreement for their respective fund on or before the shareholder meeting on July 30, 2004. The new advisory agreements will become effective immediately after shareholder approval is granted.

The Board of Trustees unanimously recommends that shareholders of the Funds vote "for" the proposal.

Q: Will the portfolio managers of the Funds change?

A: Yes. Mark Okada, chief investment officer, and Joe Dougherty, senior portfolio manager, will be primarily responsible for the day-to-day management of the Funds. Mr. Okada has been affiliated with Highland since 1993 and Mr. Dougherty has been employed by Highland since 1998. A team of 23 industry-focused investment professionals will support Mr. Okada and Mr. Dougherty.

Q: What is their experience/performance?

A: Mr. Okada has over 19 years of experience in the leveraged finance market. Mr. Okada is CIO at Highland Capital Management. From inception to present, Highland has grown into one of the largest institutional bank loan asset managers in the country. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life's GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice-President, managing over $1 billion of high yield bank loans, for Hibernia National Bank. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui. Mr. Okada is a Chartered Financial Analyst.

Mr. Dougherty is a Senior Portfolio Manager at Highland Capital Management. Mr. Dougherty heads Highland's retail funds effort and serves as Senior Vice
President of the Firm's two NYSE-listed bond funds, which invest in both investment grade and high yield debt. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to their day-to-day administration. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty also helped follow companies within the Chemical, Retail, Supermarket and Restaurant sectors. Prior to joining Highland, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received a BS in Accounting from Villanova University and an MBA from Southern Methodist
University. Mr. Dougherty is a Chartered Financial Analyst and a Certified Public Accountant.

Q: Will the objective or the investment strategy of the Funds change?

A: No. Under the new advisory agreements, Highland Capital will continue to manage the investments of the assets of the Funds in accordance with the Funds' investment objectives, policies and limitations as stated in the Funds' prospectuses and statements of additional information. The Trustees do not anticipate that there will be substantial changes in the way the Funds are managed or operated.

Q: Was the transfer a result of the recent FleetBoston Financial/Bank of America merger?

A: Yes. Because Bank of America is so active in the loan marketplace, the number of loans available to the Funds is limited, which means that the Funds would not be able to effectively pursue their current investment strategy with Columbia as their advisor. Transferring the Funds to Highland Capital is in the Funds' best interest and in the best interest of the shareholders. The transfer will give each fund the maximum flexibility to pursue its current investment strategy.





SHC-18/113S-0604 (6/04) 04/1459